THE MERGER FUND
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED MARCH 2, 2004
TO PROSPECTUS DATED FEBRUARY 5, 2004

Effective March 5, 2004, The Merger Fund (the “Fund”) will be closed to new investors. Shareholders in the Fund as of March 5 may purchase additional shares, subject only to the terms set forth in the Fund’s prospectus. Investment advisors and financial planners who hold Fund shares in omnibus accounts as of March 5 may continue to make purchases in such accounts.

The Fund reserves the right to resume sales to new investors at any time but has no present plans to do so.

The Fund’s Prospectus dated February 5, 2004 is hereby amended to delete the section of the Risk/Return Summary on page 1 entitled “Reopening of the Fund.”